THE GABELLI SMALL CAP GROWTH FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 2000(A)


TO OUR SHAREHOLDERS,

      In the third quarter of 2000, small cap stocks continued to outperform large cap equities in an up and down market. At the close of the quarter, the Russell 2000 Index was the only widely followed market index in positive performance territory for the year. Better growth rates, lower valuations, and accelerating deal activity are all factors that could help small cap stocks retain market leadership going forward.

INVESTMENT PERFORMANCE

      For the quarter ended September 30, 2000, The Gabelli Small Cap Growth Fund's (the "Fund") total return was 3.65%. The Value Line Composite and Russell 2000 Indices rose 6.40% and 1.11%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 21.00% over the trailing twelve-month period. The Value Line Composite and Russell 2000 Indices rose 17.59% and 23.39%, respectively, over the same twelve-month period.

      For the five-year period ended September 30, 2000, the Fund's total return averaged 14.52% annually versus average annual returns of 15.03% and 12.38% for the Value Line Composite and Russell 2000 Indices, respectively. Since inception on October 22, 1991 through September 30, 2000, the Fund had a cumulative total return of 323.60%, which equates to an average annual total return of 17.50%.

WHAT WE DO

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as having a dominant market share, niche franchise in a growing and/or consolidating industry.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)

--------------------------------------------------------------------------------------------------------------
                                                                   Calendar Quarter
                                                   ------------------------------------------
                                                    1st         2nd         3rd          4th         Year
                                                    ---         ---         ---          ---         ----
2000:    Net Asset Value ..................       $22.24      $22.27      $23.60         --           --
          Total Return .....................        3.8%        2.4%        3.6%         --           --
--------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ..................       $19.59      $22.94      $21.84       $21.43       $21.43
          Total Return .....................        (6.8)%      17.1%       (4.8)%        9.9%        14.2%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ..................       $23.93      $23.59      $18.81       $21.01       $21.01
          Total Return .....................        10.9%       (1.4)%     (20.3)%       14.7%         0.0%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ..................       $19.11      $22.23      $25.42       $21.58       $21.58
          Total Return .....................         3.1%       16.3%       14.7%        (0.8)%       36.5%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ..................       $19.65      $20.68      $20.02       $18.53       $18.53
          Total Return .....................         6.2%        5.2%       (3.2)%        3.4%        11.9%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ..................       $17.03      $17.88      $19.34       $18.50       $18.50
          Total Return .....................         7.4%        5.0%        8.2%         2.6%        25.2%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ..................       $16.76      $16.33      $17.24       $15.85       $15.85
          Total Return .....................        (3.6)%      (2.6)%       5.6%        (2.1)%       (2.9)%
--------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value ..................       $15.46      $15.74      $16.90       $17.38       $17.38
          Total Return .....................         6.6%        1.8%        7.4%         5.3%        22.8%
--------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value ..................       $13.42      $13.41      $13.10       $14.50       $14.50
          Total Return .....................         9.9%       (0.1)%      (2.3)%       12.1%        20.3%
--------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value ..................          __          __         __         $12.21       $12.21
          Total Return .....................          __          __         __          22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------------------


                    Dividend History
-------------------------------------------------------
Payment (ex) Date    Rate Per Share  Reinvestment Price
December 20, 1999        $2.462          $20.55
December 21, 1998        $0.534          $19.80
December 29, 1997        $3.590          $21.29
September 30, 1997       $0.070          $25.42
December 27, 1996        $2.160          $18.46
December 29, 1995        $1.340          $18.50
December 30, 1994        $1.030          $15.85
December 31, 1993        $0.420          $17.38
December 31, 1992        $0.185          $14.50
December 31, 1991        $0.080          $12.21

-------------------------------------------------
  Average Annual Returns - September 30, 2000 (a)
  -----------------------------------------------
  1 Year ..............................    21.00%
  5 Year ..............................    14.52%
  Life of Fund (b) ....................    17.50%
-------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid.Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.
--------------------------------------------------------------------------------
                                        2

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters - their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kinds of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

                                                    [PYRAMID GRAPHIC OMITTED]

                                                     PYRAMID TEXT AS FOLLOWS:
                                                     EPS
                                                     PMV
                                                     MANAGEMENT
                                                     CASH FLOW
                                                     RESEARCH

COMMENTARY

THE FIVE E'S

      In the third quarter of 2000, investors focused on the five E's--Energy, the Euro, the Economy, Earnings, and the Election. We will share our perspective on the five E's and offer an opinion on how they may impact the market going forward.

ENERGY

      The price of oil hit a ten-year high in the third quarter. Gasoline prices exceeded $2.00 per gallon in many areas of the country this summer and home heating costs are expected to rise by 50% this winter. Rising oil prices have already sparked demonstrations in Europe and energy has become a political issue in the U.S. as well. Although OPEC has increased production and is publicly targeting a $25 to $28 per barrel price, global inventories are still tight and the price of oil remains well over $30 per barrel. The U.S. is attempting to influence the world energy market by dipping into its strategic oil reserves. However, this is not likely to have a meaningful near term impact on oil prices. Treasury Secretary Lawrence Summers recently characterized high oil prices as "the biggest cloud in the relatively blue sky" of a fundamentally sound global economy. We agree.

[GRAPHIC OMITTED]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI SMALL CAP GROWTH FUND, THE RUSSELL 2000 INDEX AND THE S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

 Gabelli Small
Cap Growth Fund            Russell 2000 Index          S&P 500 Index
  $10,000                      $10,000                   $10,000
   13,410                       11,184                    11,021
   17,229                       14,897                    12,464
   18,004                       15,374                    12,925
   21,513                       18,971                    16,777
   23,874                       21,397                    20,183
   33,949                       28,499                    28,337
   29,366                       23,084                    30,916
   35,016                       27,486                    39,508
   42,369                       33,915                    44,751

      We do not anticipate a repeat of the 1973-74 oil shock, which sent the global economy into recession and sparked the last great bear market in stocks. After the Gulf War, we doubt Middle East oil producers, particularly the Saudi's, would risk alienating their protectors. Only in our worst nightmares do we consider the impact that $50 per barrel of oil would have on today's equity markets. Our best guess is that oil prices will decline from their peaks, but remain high enough to keep pressure on global economies.

THE EURO

[GRAPHIC OMITTED]

                              EURO VS. U.S. DOLLAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          1999    2000
         ------  ------
Jan      1.1874  1.0155
         1.1761  1.0309
         1.1637  1.0335
         1.1675  1.0324
         1.1556  1.0294
         1.1535  1.0252
         1.1555  1.0322
         1.1698  1.0281
         1.1687  1.0270
         1.1592  1.0128
         1.1603  1.0121
         1.1604  1.0115
         1.1574  1.0133
         1.1578  1.0100
         1.1583  1.0019
         1.1568  1.0041
         1.1575  1.0011
         1.1478  0.9890
         1.1393  0.9765
         1.1374  0.9757
Feb      1.1303  0.9731
         1.1328  0.9768
         1.1338  0.9887
         1.1308  0.9760
         1.1283  0.9783
         1.1297  0.9862
         1.1303  0.9914
         1.1330  0.9865
         1.1303  0.9847
         1.1283  0.9783
         1.1247  0.9834
         1.1191  0.9842
         1.1231  0.9863
         1.1223  0.9850
         1.1072  1.0060
         1.1037  1.0017
         1.0994  0.9931
         1.0975  0.9763
         1.1069  0.9669
         1.0993  0.9643
         1.0891  0.9700
Mar      1.0929  0.9619
         1.0887  0.9618
         1.0825  0.9603
         1.0843  0.9560
         1.0901  0.9576
         1.0873  0.9684
         1.0961  0.9659
         1.0917  0.9648
         1.0948  0.9644
         1.0930  0.9696
         1.0916  0.9710
         1.1017  0.9694
         1.0993  0.9710
         1.0925  0.9703
         1.0918  0.9608
         1.0919  0.9691
         1.0924  0.9724
         1.0872  0.9645
         1.0745  0.9614
         1.0718  0.9524
         1.0734  0.9594
         1.0809  0.9574
         1.0780  0.9560
Apr      1.0707  0.9588
         1.0842  0.9647
         1.0785  0.9580
         1.0842  0.9590
         1.0785  0.9588
         1.0843  0.9591
         1.0780  0.9551
         1.0780  0.9524
         1.0718  0.9564
         1.0690  0.9550
         1.0610  0.9477
         1.0631  0.9369
         1.0614  0.9376
         1.0599  0.9379
         1.0633  0.9396
         1.0590  0.9265
         1.0649  0.9217
         1.0618  0.9083
         1.0597  0.9089
         1.0566  0.9120
         1.0570  0.9068
         1.0594  0.8891
May      1.0725  0.8907
         1.0779  0.8953
         1.0785  0.8950
         1.0790  0.9023
         1.0723  0.9097
         1.0667  0.9021
         1.0624  0.9080
         1.0652  0.9138
         1.0672  0.9053
         1.0672  0.8921
         1.0643  0.8952
         1.0632  0.8946
         1.0575  0.9036
         1.0589  0.9032
         1.0469  0.9096
         1.0439  0.9072
         1.0426  0.9310
         1.0436  0.9314
         1.0446  0.9328
         1.0360  0.9307
         1.0347  0.9432
         1.0330  0.9471
Jun      1.0298  0.9570
         1.0442  0.9600
         1.0451  0.9548
         1.0479  0.9526
         1.0519  0.9544
         1.0418  0.9619
         1.0420  0.9590
         1.0303  0.9530
         1.0329  0.9648
         1.0368  0.9622
         1.0324  0.9557
         1.0322  0.9455
         1.0320  0.9398
         1.0371  0.9358
         1.0443  0.9382
         1.0372  0.9444
         1.0339  0.9444
         1.0300  0.9515
         1.0248  0.9545
         1.0224  0.9526
         1.0252  0.9548
         1.0221  0.9527
Jul      1.0200  0.9484
         1.0187  0.9521
         1.0138  0.9497
         1.0179  0.9401
         1.0216  0.9339
         1.0221  0.9374
         1.0204  0.9351
         1.0204  0.9322
         1.0418  0.9237
         1.0526  0.9292
         1.0509  0.9343
         1.0501  0.9314
         1.0653  0.9391
         1.0628  0.9413
         1.0645  0.9331
         1.0716  0.9246
         1.0696  0.9266
         1.0680  0.9228
         1.0769  0.9137
         1.0794  0.9042
         1.0771  0.9075
         1.0712  0.9105
Aug      1.0752  0.9019
         1.0664  0.8991
         1.0635  0.9077
         1.0570  0.9046
         1.0559  0.9037
         1.0524  0.9135
         1.0508  0.9143
         1.0644  0.9152
         1.0655  0.9068
         1.0553  0.9027
         1.0502  0.8965
         1.0468  0.8967
         1.0440  0.9028
         1.0464  0.9024
         1.0449  0.9002
         1.0581  0.8966
         1.0583  0.8924
         1.0691  0.8878
         1.0607  0.8993
         1.0582  0.8876
         1.0591  0.8702
         1.0541  0.8740
Sep      1.0401  0.8664
         1.0401  0.8624
         1.0404  0.8596
         1.0388  0.8640
         1.0417  0.8617
         1.0401  0.8572
         1.0409  0.8527
         1.0462  0.8514
         1.0503  0.8463
         1.0416  0.8559
         1.0469  0.8794
         1.0432  0.8738
         1.0513  0.8813
         1.0616  0.8807
         1.0642  0.8830
         1.0717  0.8842
         1.0704  0.8788
         1.0692  0.8745
         1.0703  0.8727
         1.0722  0.8691
         1.0633  0.8686
Oct      1.0737  0.8682
         1.0761  0.8716
         1.0803  0.8644
         1.0888  0.8567
         1.0864  0.8491
         1.0833  0.8509
         1.0764  0.8391
         1.0808  0.8412
         1.0679  0.8406
         1.0668  0.8364
         1.0578  0.8365
         1.0533  0.8274
         1.0519  0.8273
         1.0519  0.8408
         1.0495  0.8433
         1.0507  0.8485
         1.0487  0.8588
         1.0439  0.8579
         1.0402  0.8619
         1.0362  0.8585
         1.0402  0.8585
Nov      1.0444  0.8554
         1.0315  0.8574
         1.0316  0.8624
         1.0319  0.8574
         1.0403  0.8571
         1.0306  0.8534
         1.0315  0.8517
         1.0329  0.8487
         1.0262  0.8460
         1.0177  0.8424
         1.0199  0.8401
         1.0138  0.8383
         1.0103  0.8503
         1.0077  0.8545
         1.0068  0.8577
         1.0026  0.8694
         1.0016  0.8768
Dec      1.0253  0.8876
         1.0223  0.8803
         1.0262
         1.0165
         1.0161
         1.0122
         1.0068
         1.0066
         1.0169
         1.0089
         1.0068
         1.0097
         1.0080
         1.0164
         1.0132
         1.0046
         1.0029
         1.0064
         1.0070



      In January 1999, the Euro was introduced with great fanfare. Originally expected to be a strong international currency, the Euro has declined against the Japanese yen and plummeted against the U.S. dollar.

      The plunging Euro presents a threat to the U.S. economy and stock market. Europe is by far the largest market for U.S. exports. As the dollar strengthens against the Euro, our exports become more expensive for European and other global consumers. Conversely, European imports become cheaper for American consumers as well as Latin American and Asian purchasers. This is making the already troublesome balance of trade deficit even more problematic for the U.S. Eventually, the dollar will have to be contained. While this will help on the balance of trade front, it may have the adverse affect of reducing foreign investment in U.S. capital markets. This is a long-term quandary without any easy solutions.

      A secondary effect of the weak Euro--but one with a more immediate impact on U.S. stocks--is that the earnings for U.S. multi-national companies that do a significant amount of business in Europe are being penalized significantly as Euro denominated revenues and profits are translated back into dollars for reporting purposes. This results in earnings shortfalls for some of the U.S. market's "bellwether" stocks.

THE ECONOMY

      Prior to the rapid increase in oil prices and the collapse of the Euro, the global economic picture looked relatively bright. Asia had recovered, Europe was gaining momentum, and after six Federal Reserve interest rate hikes, the U.S. economy appeared headed for a soft landing. Now, this comfortable economic scenario is threatened. Will we have a "hard landing?"

EARNINGS

      The potential for slower economic growth in the U.S. has investors questioning whether third and fourth quarter corporate 2000 earnings will meet what may now be optimistic expectations.

      Relatively high equity valuations do not leave much room for earnings disappointments. The most richly valued sectors of the market (technology in particular) are well above Benjamin Graham's "safety net". To wit, technology bellwether Intel lost approximately 20% of its market value in after hours trading following its announcement that third quarter revenues and earnings would fall modestly short of consensus Wall Street expectations. After a sharp decline on the opening bell the next day, stocks rebounded and ended the day mixed. We question whether stocks will continue to be so resilient if we see more widespread disappointments during the upcoming 2000 earnings reporting seasons.

THE ELECTION

      After this summer's relatively quiet campaigning, the political rhetoric is heating up as we approach the November election. There are very clear differences in the Republicans' and Democrats' positions on a number of economic issues, in particular, what to do with the growing Federal Government budget surplus. The Republicans favor large tax cuts. The Democrats are advocating using the surplus to continue to reduce government debt and plug some holes in the social safety net. The Republicans tend to view consolidation as an integral part of global economic evolution. The Democrats are concerned that consolidation will reduce competition, leaving consumers vulnerable. The Republicans do not want to interfere in the energy markets. The Democrats are calling for action. As we write, it appears the election is up for grabs, creating even more uncertainty in an already uncertain economic and market environment.

OUR ADVICE

Our stock selection process is based on a "bottoms up" approach. We review relevant economic and market issues--a list of our current hopes and fears--and offer carefully considered opinions on their short-term investment implications. This is a courtesy to shareholders that want to know what we are thinking. It does not influence our investment strategy. We strive to identify and invest in undervalued companies with favorable long-term business prospects. Over the short term, these stocks will be impacted by broad market trends. Over the long term, they will be judged on their own individual merit. So, our advice to shareholders is simply to be patient and have faith that selected businesses purchased at reasonable prices to intrinsic value will produce long-term rewards.

DRIVERS EDUCATION

      Drivers who keep both hands on the wheel, keep their eyes on the road ahead, and observe the speed limit, have fewer accidents. Riding with them may not be as exhilarating as speeding along with more adventuresome drivers, but you are more likely to reach your destination in one piece. We got "A's" in Drivers Education in high school, and are applying the same safety principals to managing the Fund portfolio. We are focused on growing companies in solid growth businesses. We are not distracted by short-term market commotion. We are wary of high-speed technology stocks that can cause major portfolio accidents.

      Many of our small cap growth stock fund competitors have considerably more exposure to technology. That certainly rewarded shareholders in the second half of 1999 and the first two months of 2000 as technology stocks roared ahead. It resulted in a major breakdown in the second quarter when they hit the wall. Of course, as technology stocks regained their pace at the end of the quarter, the performance of tech heavy small cap funds accelerated as well. Going forward, will they outdistance the rest of the field or get in another major accident?

      Earnings will decide their fate. As evidenced by the failure of the profitless dot.coms to recover from their collision with economic reality, technology stock investors are now focused on profitability. Their expectations are high. If tech stocks live up to what we believe may prove to be overly optimistic earnings projections, they will continue to perform well. However, if we see widespread earnings shortfalls, tech stocks could cause a massive pile-up on the investment highway. If we see money spill out of tech stocks, where will it likely go? In our opinion, to the type of more reasonably valued small growth companies that populate our portfolio.

INVESTMENT SCOREBOARD - THE ENVELOPE PLEASE

      Each quarter we present our best and worst dressed list of portfolio companies. Generally, the sartorially splendid and the drabbest of our portfolio companies come from a wide variety of industries--reflecting our stock specific approach. This quarter, small cap stocks performed better than large-cap stocks. Some of the industries that fashioned the Fund's positive performance were consumer products (Ashworth, Weider Nutritional, Steven Madden, Carter-Wallace, and Hartmarx), energy and utilities (Western Resources and Southwest Gas), and aviation (Curtiss-Wright, Kaman, and Aviall).

      Industries  that  generated   negative  buzz  for   performance   included
broadcasting (Liberty Corp. and Ackerley Group) and publishing (Penton Media, Media General and Meredith).

---------------------------------------------------------------------------------------------------------------
                                               2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                        -------------  -------------    ---------     ------------   -----------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   CommNet Cellular Inc.                   40,000        $13.54           $32.38       01/07/00       139.14%
   Associated Group Inc., Cl. A             8,000         26.07            87.88       01/17/00       237.09%
   Watkins-Johnson Co.                     70,000         30.94            41.00       02/01/00        32.51%
   Pittway Corp.                          130,000         10.14            45.50       02/04/00       348.72%
   Ascent Entertainment Group Inc.        350,000         12.34            15.25       03/28/00        23.58%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   WICOR Inc.                              30,000         27.17            31.50       04/26/00        15.94%
   General Cigar Holdings Inc.            170,600         11.57            15.25       05/09/00        31.81%
   General Cigar Holdings Inc., Cl. B     133,500          8.07            15.25       05/09/00        88.97%
   Ben & Jerry's Homemade Inc., Cl. A      22,000         26.90            43.60       05/15/00        62.08%
   Celestial Seasonings Inc.               80,000         14.03            38.50       05/30/00       174.41%
   Mirage Resorts Inc.                     69,000          8.91            20.94       06/01/00       135.02%
   Hussmann International Inc.            170,000         15.95            29.00       06/14/00        81.82%
   Kollmorgen Corp.                       116,000         11.51            23.00       06/15/00        99.83%
---------------------------------------------------------------------------------------------------------------

  (a)  Number of shares held by the Fund on the final day of trading for the issuer.
  (b)  Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
  (c)  Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
  (d)  Represents average estimated return based on average cost per share and closing price per share.

  NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                              2000 COMPLETED DEALS (CONTINUED)

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                        -------------  -------------    ---------     ------------   -----------
   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   TV Guide Inc., Cl. A                   170,000         7.56            45.63        07/13/00       503.57%
   Wynn's International Inc.              205,000         6.87            22.88        07/21/00       233.04%
   Sun International Hotels Ltd.           85,000        19.06            21.38        07/25/00        12.17%
   United Water Resources Inc.             60,000        24.12            35.44        07/28/00        46.93%
   U.S. Physical Therapy Inc.               3,620         6.25            10.94        08/10/00        75.04%
   Smucker (J.M.) Co., Cl. A               53,000        17.46            18.69        08/14/00         7.04%
   Smucker (J.M.) Co., Cl. B                8,000        16.93            18.50        08/14/00         9.27%
   Burns International Services Corp.      50,000        12.46            21.50        09/01/00        72.55%
   Italy Fund Inc.                         40,000         8.86            18.69        09/05/00       110.95%
   Mark IV Industries Inc.                150,000        19.75            23.00        09/15/00        16.46%
   Fall River Gas Co.                      18,000        19.82            23.50        09/25/00        18.57%
   Life Technologies Inc.                  35,000        43.91            63.02        10/05/00        43.52%
   Sybron Chemicals Inc.                   11,000        16.42            34.97        10/20/00       112.97%
   Pioneer Group Inc.                     100,000        31.67            44.13        10/24/00        39.34%
   Bush Boake Allen Inc.                   71,500        25.37            48.50        11/03/00        91.17%
   Republic Group Inc.                    100,000         7.40            18.94        11/09/00       155.95%
   Eastern Enterprises                     50,400        53.47            64.63        11/09/00        20.87%
---------------------------------------------------------------------------------------------------------------

  (a)  Number of shares held by the Fund on the final day of trading for the issuer.
  (b)  Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
  (c)  Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
  (d)  Represents average estimated return based on average cost per share and closing price per share.

  NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

---------------------------------------------------------------------------------------------------------------

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AZTAR CORP. (AZR - $15.375 - NYSE) is a gaming company that owns and operates three casino hotels: Tropicana Casino and Resort in Atlantic City; Tropicana Resort and Casino in Las Vegas; and Ramada Express Hotel and Casino in Laughlin, Nevada. Aztar also operates riverboats in Caruthersville, Missouri and Evansville, Indiana.

CARTER-WALLACE INC. (CAR - $24.4375 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CLARCOR INC. (CLC - $19.50 - NYSE), founded in 1904, is a U.S.-based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and chemical specialties.

FLOWSERVE CORP. (FLS - $16.4375 - NYSE) manufactures pumps, valves, actuators and seals that provide a range of flow management services. In August, 2000, Flowserve acquired Ingersoll-Dresser Pump from Ingersoll-Rand, creating the world's largest pump company serving the petroleum, chemical and power industries and the second largest pump company overall. By the end of 2001, management anticipates $75 million of savings from the acquisition coming from cutting costs in the manufacturing facilities, corporate office and duplicate staff. Furthermore, with industry dynamics improving, top line growth and selling prices may be better than expected, creating potential positive earning surprises.

GAYLORD ENTERTAINMENT COMPANY (GET - $23.875 - NYSE) is a diversified entertainment company operating principally in three segments: hospitality and attractions; creative content; and interactive media. The company's hospitality and attractions group consists of an interrelated group of businesses including the Opryland Hotel Nashville, the Inn at Opryland, the General Jackson (an entertainment showboat), and other related businesses. The creative content group consists primarily of the Grand Ole Opry, the Ryman Auditorium, the Wildhorse Saloon, Acuff-Rose Music Publishing, Word Entertainment, and other related businesses. The interactive media group consists of Gaylord Digital, three radio stations, CMT International, and Z Music.

LIBERTY CORP. (LC - $34.625 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. In February 1999, Liberty hired an investment banker and began a strategic review. In June, Liberty announced the sale of its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations. The company's Cosmos Broadcasting unit is also buying Civic Communications for $204 million, bringing the number of television stations to fifteen. With no debt, a stock selling for one half of value and an aggressive stock buyback, we feel the risk/reward ratio is attractive.

OAK TECHNOLOGY INC. (OAKT - $27.375 - NASDAQ), founded in 1987, designs, develops and markets high performance integrated semiconductors, software and platform solutions to original equipment manufacturers (OEMs) worldwide that serve the optical storage, consumer electronics and digital imaging equipment markets. The company's products consist primarily of integrated circuits and supporting software and firmware; all designed to store and distribute digital content. OAKT contracts with independent foundries to manufacture all its products. Currently, the company's three target markets include optical storage, consumer electronics and digital imaging equipment.

PIONEER GROUP INC. (PIOG - $42.375 - NASDAQ) conducts its business through three strategic units: Pioneer Investment Management, Pioneer International Financial Services, and Pioneer Global Investments. Pioneer Investment Management includes the U.S. registered mutual funds, the offshore funds registered in Ireland and private institutional accounts. Pioneer International Financial Services includes investment management and financial services operations in different parts of the world. Pioneer Global Investments includes the company's diversified strategic businesses of international venture capital management and investing, real estate management and advisory services, and timber harvesting and development. UniCredito Italiano SpA (UC.MI - $4.79 - Milan Stock Exchange) entered into a definitive agreement to acquire Pioneer Group for $43.50 per share in a transaction valued at about $1.2 billion. The deal closed on October
24. In addition to the $43.50 in cash per share, PIOG shareholders received 0.2 `stubs' of a new company called Harbor Global (HRBG.OB - Nasdaq BB) per each original PIOG share. Harbor is comprised of the remaining Pioneer businesses that UniCredito did not want to incorporate into their own operation, including its Russian financial services operation, its natural resources businesses, and its interests in venture capital and real estate.

SPS TECHNOLOGIES INC. (ST - $48.50 - NYSE) is a manufacturer of fasteners, superalloys and magnetic products for the aerospace, industrial gas turbine, automotive and general industrial markets. With Boeing and Airbus expected to increase aircraft deliveries 2001 and 2002, SPS orders should continue to remain strong throughout next year. During the last downturn, management positioned the aerospace group for bigger profitability gains by modernizing plants, increasing productivity and lowering costs. These actions were further paced by the acquisition of Avibank, an $80 million manufacturer of threaded inserts, latches and rods, which further adds to SPS' aerospace exposure.

UNITED TELEVISION INC. (UTVI - $147.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $82.375 - NYSE) television division. UTVI stations cover approximately 9% of the U.S. population. UTVI is 58% owned by BHC Communications (BHC - $157.375 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, News Corp. (NWS - $56.0625 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion.

UNIVERSAL FOODS CORP. (UFC - $20.375 - NYSE), which changed its name to Sensient Technologies Corp. (SXT - NYSE) on November 6, is a leading manufacturer and supplier of flavors and colors to the food industry. Universal's products are also used by manufacturers of pharmaceuticals, ink jet printers and cosmetics. In August, Universal agreed to sell its Red Star Yeast division for $125 million in cash.

WHITMAN CORP. (WH - $11.5625 - NYSE), through its principal operating company, Pepsi-Cola General Bottlers Inc., manufactures, packages, sells and distributes carbonated and non-carbonated Pepsi-Cola beverages as well as a variety of other non-alcoholic beverages in the United States and Central Europe. Pepsi General serves a significant portion of a ten state region, primarily in the Midwest, with a population of approximately 35 million people. In addition, Pepsi General serves territories in Poland, Hungary, the Czech Republic and the Republic of Slovakia. Pepsi General's three largest brands in terms of volume are Pepsi-Cola, Diet Pepsi and Mountain Dew.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      Small cap stocks have performed relatively well in this year's erratic market. We believe this reflects investor recognition of the attractive fundamentals in the small cap sector. Due to economic and political crosscurrents, the outlook for the broad market is even more cloudy than usual. However, we believe disciplined small cap growth stock investing can continue to produce solid returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ SIGNATURE

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

November 14, 2000

-----------------------------------------------------------------
                             TOP TEN HOLDINGS
                            SEPTEMBER 30, 2000
                            ------------------
Carter-Wallace Inc.                       Oak Technology Inc.
United Television Inc.                    CLARCOR Inc.
Aztar Corp.                               Flowserve Corp.
Gemstar - TV Guide International Inc.      USA Networks Inc.
Liberty Corp.                             Universal Foods Corp.

-----------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000
================================================================================

                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

               COMMON STOCKS -- 90.2%
               AGRICULTURE -- 0.1%
    9,000      Cadiz Inc.+ .......................    $    88,809    $    90,000
   11,000      Sylvan Inc. .......................        110,231        106,562
                                                       ----------     ----------
                                                          199,040        196,562
                                                       ----------     ----------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.6%
  100,000      Acktion Co.+ ......................      1,273,170        986,954
   15,000      ArvinMeritor Inc. .................        442,098        220,312
   30,000      Borg-Warner Automotive Inc. .......      1,142,334        993,750
  259,300      GenCorp Inc. ......................      2,369,007      2,106,812
   14,000      Lund International
                 Holdings Inc.+ ..................        117,792         63,000
   45,000      Midas Inc. ........................        921,431        630,000
  125,000      Modine Manufacturing Co. ..........      3,625,956      3,521,484
    5,250      Monro Muffler Brake Inc.+ .........         52,860         57,094
  190,000      Scheib (Earl) Inc.+ ...............      1,301,170        617,500
  151,000      Standard Motor
                 Products Inc. ...................      2,457,169      1,208,000
   17,000      Strattec Security Corp.+ ..........        427,208        565,250
   55,000      Superior Industries
                 International Inc. ..............      1,474,599      1,650,000
  157,200      TransPro Inc. .....................      1,398,501        550,200
                                                       ----------     ----------
                                                       17,003,295     13,170,356
                                                       ----------     ----------
               AVIATION: PARTS AND SERVICES -- 3.1%
   20,000      AAR Corp. .........................        266,000        228,750
   90,000      Aviall Inc.+ ......................        809,103        579,375
   20,000      Barnes Group Inc. .................        392,312        367,500
   63,300      Curtiss-Wright Corp. ..............      1,288,421      2,986,969
    7,500      Ducommun Inc. .....................         80,125        105,469
    5,900      EDO Corp. .........................         37,570         51,994
  125,000      Fairchild Corp., Cl. A+ ...........      1,491,886        796,875
   26,500      Hi-Shear Industries Inc. ..........         58,141         46,375
  300,000      Kaman Corp., Cl. A ................      5,429,465      3,787,500
   80,000      Moog Inc., Cl. A+ .................      1,630,172      2,410,000
                                                       ----------     ----------
                                                       11,483,195     11,360,807
                                                       ----------     ----------
               BROADCASTING -- 6.6%
  205,000      Ackerley Group Inc. ...............      2,983,162      2,050,000
   26,000      Acme Communications Inc.+ .........        377,087        234,000
   25,000      Crown Media
                 Holdings Inc., Cl. A+ ...........        379,213        354,687
  220,000      Granite Broadcasting Corp.+ .......      2,205,189      1,010,625
   42,000      Gray Communications
                 Systems Inc. ....................        618,925        475,125
   62,000      Gray Communications
                 Systems Inc., Cl. B .............        784,226        647,125
   53,000      Hearst-Argyle
                 Television Inc.+ ................        472,735      1,060,000
  162,000      Liberty Corp. .....................      5,132,667      5,609,250


                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

   25,000      On Command Corp. ..................    $   399,141    $   307,031
  190,000      Paxson Communications
                 Corp., Cl. A+ ...................      2,008,730      2,185,000
   80,000      Salem Communications
                 Corp., Cl. A+ ...................      1,306,127      1,015,000
   60,000      Sinclair Broadcast
                 Group Inc.+ .....................        673,469        656,250
   14,000      Spanish Broadcasting
                 System Inc., Cl. A+ .............        211,638        164,500
    3,000      TiVo Inc.+ ........................         48,750         58,125
   48,500      United Television Inc. ............      1,139,765      7,129,500
    1,500      Wink Communications Inc.+ .........         24,000         18,000
   39,000      Young Broadcasting Inc.,
                 Cl. A+ ..........................      1,072,314      1,226,062
                                                       ----------     ----------
                                                       19,837,138     24,200,280
                                                       ----------     ----------
               BUILDING AND CONSTRUCTION -- 1.2%

   10,000      Florida Rock Industries Inc. ......        173,113        394,375
   25,000      Huttig Building
                 Products Inc.+ ..................         90,165        112,500
  100,000      Nortek Inc.+ ......................      1,469,594      1,750,000
  100,000      Republic Group Inc. ...............        739,689      1,837,500
   37,000      Universal Forest
                 Products Inc. ...................        475,937        422,609
                                                       ----------     ----------
                                                        2,948,498      4,516,984
                                                       ----------     ----------
               BUSINESS SERVICES -- 2.1%
   50,000      ANC Rental Corp.+ .................        298,125        287,500
   57,000      Berlitz International Inc.+ .......      1,010,748        484,500
  610,400      Career Blazers Inc. ...............        236,019        107,125
    6,000      Carlisle Holdings Ltd.+ ...........         30,250         47,625
    1,000      CheckFree Corp.+ ..................          9,040         41,891
   22,000      Data Broadcasting Corp.+ ..........        121,252         70,125
   40,000      Donnelley (R.H.) Corp. ............        547,665        845,000
   19,000      Fisher Scientific
                 International Inc.+ .............        438,250        641,250
   20,000      Industrial Distribution
                 Group Inc.+ .....................        190,933         60,625
   70,000      Key3Media Group Inc.+ .............        404,750        765,625
   13,000      Landauer Inc. .....................        233,156        245,050
    5,000      MDC Communications
                 Corp., Cl. A+ ...................         53,950         45,625
   40,000      Nashua Corp.+ .....................        555,323        337,500
  113,300      National Processing Inc.+ .........      1,011,385      1,579,119
  105,000      Paxar Corp.+ ......................      1,213,161        938,437
   25,000      Pittson Brink's Group .............        583,959        387,500
    6,000      Princeton Video Image Inc.+ .......         35,250         30,187
   31,000      Professional Staff plc,
                 ADR + ...........................        169,781        168,562
    5,000      PubliCard Inc.+ ...................         49,330         10,312
   87,000      Trans-Lux Corp. (a) ...............        734,323        402,375




                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------
              COMMON STOCKS (CONTINUED)
              BUSINESS SERVICES (CONTINUED)
    8,000     Wackenhut Corp., Cl. A ................$    118,092    $   119,000
    6,187     Wackenhut Corp., Cl. B ................      52,368         51,043
                                                      -----------    -----------
                                                        8,097,110      7,665,976
                                                      -----------    -----------
              CABLE -- 0.7%
   85,000     UnitedGlobalCom Inc.,
              Cl. A+ ............................         648,155      2,550,000
                                                      -----------    -----------
              CLOSED END FUNDS -- 1.1%
   45,000     Central European Equity
                Fund Inc. .......................         608,109        573,750
   78,000     Dresdner RCM Europe
              Fund Inc. .........................         611,900      1,195,740
   45,000     France Growth Fund Inc. ...........         476,793        568,125
   32,000     Germany Fund Inc. .................         358,820        406,000
   27,808     Italy Fund Inc. ...................         243,042        481,426
   65,000     New Germany Fund Inc. .............         764,184        796,250
   11,000     Spain Fund Inc. ...................         103,029        134,750
                                                      -----------    -----------
                                                        3,165,877      4,156,041
                                                      -----------    -----------
              COMMUNICATIONS EQUIPMENT -- 0.9%
  110,000     Allen Telecom Inc.+ ...............       1,138,364      1,863,125
  100,500     Communications
                Systems Inc. ....................         563,356      1,344,187
                                                      -----------    -----------
                                                        1,701,720      3,207,312
                                                      -----------    -----------
              COMPUTER SOFTWARE AND SERVICES -- 1.0%
    8,000     Anacomp Inc. ......................           2,500          3,500
   95,000     Bull Run Corp.+ ...................         331,294        237,500
    1,000     Cylink Corp. ......................           3,375         10,437
   29,924     Global Sources Ltd.+ ..............       1,136,075        961,308
   42,000     Internet.com Corp.+ ...............         621,000      1,299,375
      200     Macromedia Inc.+ ..................           2,370         16,162
   28,000     Phoenix Technologies Ltd.+ ........         197,360        446,250
  400,000     Tyler Technologies Inc. ...........       1,617,288        800,000
                                                      -----------    -----------
                                                        3,911,262      3,774,532
                                                      -----------    -----------
              CONSUMER PRODUCTS -- 4.1%
    9,000     Action Performance
                Companies Inc.+ .................          41,312         30,937
   20,000     Adams Golf Inc.+ ..................          87,955         28,125
   40,000     Ashworth Inc.+ ....................         174,156        315,000
  320,000     Carter-Wallace Inc. ...............       5,098,738      7,820,000
   45,000     Church & Dwight Co. Inc. ..........         459,562        826,875
   12,000     Coachmen Industries Inc. ..........          80,758        125,250
   25,000     Dial Corp. ........................         279,344        290,625
   18,000     Department 56 Inc.+ ...............         195,285        237,375
    8,000     French Fragrances Inc.+ ...........          78,490         67,000
   41,000     Genlyte Group Inc.+ ...............         160,185      1,048,062



                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

    4,000     Harley-Davidson Inc. ..............     $     9,425    $   191,500
  150,000     Hartmarx Corp.+ ...................         811,056        450,000
   12,000     Madden (Steven) Ltd. ..............         100,035        103,500
   42,000     National Presto
                Industries Inc. .................       1,602,024      1,257,375
    7,000     Nature's Sunshine
                Products Inc. ...................         115,705         52,062
    3,000     Scotts Co., Cl. A+ ................          46,027        100,500
    8,000     Skyline Corp. .....................         142,678        170,500
   14,000     Stewart Enterprises Inc., Cl. A              65,467         27,125
  270,000     Weider Nutrition
                International Inc. ..............       1,286,881      1,333,125
   70,000     Wolverine World Wide Inc. .........         834,021        651,875
                                                      -----------    -----------
                                                       11,669,104     15,126,811
                                                      -----------    -----------
              CONSUMER SERVICES -- 1.0%
     30,000   Bowlin Outdoor Advertising &
                Travel Centers Inc.+ ................     150,843        198,750
     13,000   Collectors Universe Inc. ..............      70,719         32,500
     40,000   Loewen Group Inc. .....................      60,400         11,200
      4,000   Martha Stewart Living
                Inc., Cl. A+ ........................      61,775        105,000
     50,000   Ogden Corp. ...........................     676,001        678,125
     20,000   Response USA Inc.+ ....................      16,500          6,875
    165,000   Rollins Inc. ..........................   3,243,409      2,444,062
                                                     -----------     -----------
                                                        4,279,647      3,476,512
                                                      -----------      ---------
              DIVERSIFIED INDUSTRIAL -- 7.1%
   99,500     Ampco-Pittsburgh Corp. ....                 966,406      1,019,875
    8,000     Anixter International Inc.+                  76,160        233,000
  157,000     Baldor Electric Co. .......               2,933,324      3,189,062
  200,000     Crane Co. .................               3,885,578      4,575,000
   89,000     Denison International plc,
                ADR+ ....................               1,196,199      1,187,594
   80,000     Gardner Denver
                Machinery Corp.+ ........                 823,626      1,300,000
   20,000     GATX Corp. ................                 815,313        837,500
  120,000     GenTek Inc. ...............               1,373,756      1,830,000
   40,000     Katy Industries Inc. ......                 530,468        280,000
   65,000     Lamson & Sessions Co.+ ....                 438,587        771,875
   72,000     Lindsay Manufacturing Co. .                 697,035      1,341,000
  110,000     MagneTek Inc. .............               1,010,455      1,168,750
    1,000     Matthews International
                Corp., Cl. A ............                  24,312         29,375
   90,000     Myers Industries Inc. .....               1,250,708      1,141,875
  610,400     Noel Group Inc.+ ..........                 222,822        301,421
   45,000     Oil-Dri Corporation of America              598,319        393,750
  140,000     Park-Ohio Holdings Corp.+ .               1,880,012      1,102,500
   50,000     Standex International Corp.               1,108,238        965,625
    5,000     Tech/Ops Sevcon Inc. ......                  54,688         54,062



                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

                                                                       MARKET
     SHARES                                               COST         VALUE
     ------                                               ----         ------

              COMMON STOCKS (CONTINUED)
              DIVERSIFIED INDUSTRIAL (CONTINUED)
    210,000   Thomas Industries Inc. .....            $ 2,057,494    $ 4,252,500
     20,000   WHX Corp.+ .................                251,144         30,000
                                                      -----------    -----------
                                                       22,194,644     26,004,764
                                                      -----------    -----------
              EDUCATIONAL SERVICES -- 0.1%
    101,000   Whitman Education
               Group Inc.+ ...............                267,016        214,625
                                                      -----------    -----------
              ELECTRONICS -- 2.2%
    200,000   Oak Technology Inc.+ .......              1,422,619      5,474,986
    155,000   Thomas & Betts Corp. .......              3,070,894      2,702,812
                                                      -----------    -----------
                                                        4,493,513      8,177,798
                                                      -----------    -----------
              ENERGY AND UTILITIES -- 5.7%
     40,000   AGL Resources Inc. ....................     746,290        802,500
      6,000   Basin Exploration Inc.+ ...............      93,115        117,000
      7,000   Birmingham Utilities Inc. .............     126,906         93,625
      5,000   Callon Petroleum Co.+ .................      78,937         79,062
     20,000   CH Energy Group Inc. ..................     867,400        797,500
     10,000   Chesapeake Utilities Corp. ............     187,062        181,250
     14,000   Connecticut Water
              Service Inc. ..........................     419,186        451,500
     30,000   E'Town Corp. ..........................   1,699,039      2,006,250
     50,000   Eastern Enterprises ...................   2,669,077      3,190,625
     50,000   El Paso Electric Co.+ .................     675,438        688,500
     50,000   Florida Public Utilities Co. ..........     792,700        790,625
    150,000   Kaneb Services Inc.+ ..................     549,250        693,750
     15,000   Petroleum Geo-Services ASA+ ...........     239,369        258,750
      2,000   PetroQuest Energy Inc.+ ...............       5,250          7,000
      8,400   RGS Energy Group Inc. .................     233,097        236,775
    294,000   RPC Inc. ..............................   1,177,706      3,454,500
      8,000   SJW Corp. .............................     926,577        950,000
      3,667   Southern Union Co. ....................      66,708         72,652
    110,000   Southwest Gas Corp. ...................   1,915,596      2,303,125
     15,000   Tesoro Petroleum Corp. ................     209,500        149,062
      5,000   Toreador Resources Corp.+ .............      19,062         31,250
      5,000   TransMontaigne Oil Co. ................      71,188         24,687
     30,000   Waterlink Inc. ........................      81,750         67,500
    152,000   Western Resources Inc. ................   2,528,033      3,287,000
                                                      -----------    -----------
                                                       16,378,236     20,734,488
                                                      -----------    -----------
              ENTERTAINMENT -- 4.5%
     20,000   Dover Downs
               Entertainment Inc.+                        261,175        268,750
     44,000   Fisher Companies Inc.                     2,844,492      3,168,000
     75,000   GC Companies Inc.+                        2,255,860        225,000
     70,000   Gemstar-TV Guide
               International Inc.+                        821,407      6,103,125
      2,500   International Speedway Corp.                 45,000         96,250




                                                                        MARKET
     SHARES                                                COST         VALUE
     ------                                                ----         ------
     16,000   International Speedway Corp.
               Cl. A ................................ $   515,479    $   624,000
     10,000   Liberty Digital Inc.+ .................      43,671        202,500
     18,000   Liberty Media Group, Cl. A+ ...........     143,120        324,000
      4,000   Loews Cineplex
               Entertainment Corp.+ .................      12,731          7,000
      3,000   Metromedia International
               Group Inc.+ ..........................      26,925         11,220
     35,000   Six Flags Inc. ........................     487,460        542,500
     45,000   Topps Co. Inc.+ .......................     213,634        413,437
    210,000   USA Networks Inc.+ ....................   1,873,016      4,606,875
      1,500   World Wrestling Federation
               Entertainment Inc.+ ..................      24,250         22,781
                                                      -----------    -----------
                                                        9,568,220     16,615,438
                                                      -----------    -----------
              ENVIRONMENTAL SERVICES -- 0.5%
     80,000   Allied Waste Industries Inc.+ .........     817,687        735,000
     75,000   Republic Services Inc.+ ...............   1,079,094        984,375
                                                      -----------    -----------
                                                        1,896,781      1,719,375
                                                      -----------    -----------
              EQUIPMENT AND SUPPLIES -- 12.4%
     14,000   Alltrista Corp.+ ......................     262,292        290,500
    147,000   AMETEK Inc. ...........................   1,698,083      3,114,562
    336,000   Baldwin Technology Co. Inc.,
                Cl. A+ ..............................   1,567,134        609,000
     90,000   Belden Inc. ...........................   1,876,133      2,126,250
      6,000   Bway Corp.+ ...........................      82,444         29,625
        500   C&D Technologies Inc. .................       6,244         28,375
    100,000   CIRCOR International Inc.+ ............   1,058,034      1,031,250
    260,000   CLARCOR Inc. ..........................   3,036,616      5,070,000
     65,000   Core Materials Corp. ..................     210,581        117,812
     15,000   CTS Corp. .............................      30,540        759,375
     75,000   Cuno Inc.+ ............................   1,249,481      1,668,750
      9,000   Danaher Corp. .........................     303,554        447,750
     15,000   Donaldson Co. Inc. ....................     334,500        330,000
     69,000   DONCASTERS plc, ADR+ ..................     785,950      1,397,250
    257,600   Fedders Corp. .........................   1,536,999        998,200
    288,100   Flowserve Corp. .......................   5,104,526      4,735,644
     55,500   Franklin Electric Co. .................   1,734,531      3,829,500
     40,000   General Magnaplate Corp. ..............      83,762         60,000
     85,000   Gerber Scientific Inc. ................   1,096,088        733,125
     17,775   Gorman-Rupp Co. .......................     276,467        292,177
     17,000   Graco Inc. ............................     433,361        548,250
     20,000   Hughes Supply Inc. ....................     302,875        392,400
     50,000   IDEX Corp. ............................     535,813      1,396,875
     70,000   Interpump Group SpA ...................     315,941        302,672
     10,000   K-Tron International Inc.+ ............      74,932        169,375
      9,000   Littelfuse Inc.+ ......................      62,500        267,188
     25,000   Lufkin Industries Inc. ................     440,895        509,375
     20,000   Met-Pro Corp. .........................     262,406        202,500
      1,500   Plantronics Inc.+ .....................       3,849         57,000



                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================

                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
     80,000   Raytech Corp.+ ...............          $   300,200    $   235,000
     24,400   Robbins & Myers Inc. .........              432,560        576,450
     62,000   Roper Industries Inc. ........            1,150,513      2,057,625
      3,500   Sames Corp. ..................               61,294         47,688
     40,000   Sequa Corp., Cl. A+ ..........            1,477,615      1,700,000
     16,500   Sequa Corp., Cl. B+ ..........            1,021,452        981,750
     66,000   SL Industries Inc. ...........              857,650        738,375
      3,000   Smith (A.O.) Corp. ...........               49,212         37,688
     15,000   Smith (A.O.) Corp., Cl. A ....              336,569        191,250
     74,000   SPS Technologies Inc.+ .......            2,273,458      3,589,000
      5,000   Teleflex Inc. ................               76,167        171,875
     40,000   Tennant Co. ..................            1,234,945      1,770,000
     47,000   UCAR International Inc.+ .....              687,097        596,313
     30,000   United Dominion
               Industries Ltd. .............              699,000        710,625
      5,000   Valmont Industries Inc. ......               40,625         99,375
      7,875   Watsco Inc., Cl. B ...........               23,627         81,703
     35,000   Watts Industries Inc., Cl. A .              405,089        350,000
                                                      -----------    -----------
                                                       35,893,604     45,449,497
                                                      -----------    -----------
              FINANCIAL SERVICES -- 3.5%
     41,000   Argonaut Group Inc. ..........              920,779        717,500
     68,000   Berliner Bank Aktienge-
               sellschaft ..................            1,408,705        954,079
     21,000   BKF Capital Group Inc. .......              309,354        409,500
    158,000   CNA Surety Corp. .............            1,929,214      1,817,000
     45,000   Danielson Holding Corp.+ .....              165,200        185,625
      3,000   Federal Agricultural
               Mortgage Corp., Cl. C+ ......               24,000         52,875
     45,000   Gainsco Inc. .................              291,025        188,438
     18,000   Hibernia Corp., Cl. A ........              140,062        220,500
      3,000   LandAmerica Financial Group ..               41,015         85,688
     22,500   Metris Companies Inc. ........              211,831        888,750
    105,000   Midland Co. ..................            1,506,625      2,782,500
      1,500   Net.B@nk Inc.+ ...............                6,000         17,719
    100,000   Pioneer Group Inc.+ ..........            3,167,053      4,396,875
                                                      -----------    -----------
                                                       10,120,863     12,717,049
                                                      -----------    -----------
              FOOD AND BEVERAGE -- 4.5%
     90,000   Advantica Restaurant
               Group Inc.+ .................              187,581         53,438
     10,000   Brown-Forman Corp., Cl. A ....              530,738        539,375
      7,000   Cheesecake Factory Inc.+ .....               51,850        302,750
      2,500   Farmer Brothers Co. ..........              389,323        450,000
     21,000   Genesee Corp., Cl. B .........              785,817        845,250
      1,500   Hain Celestial Group Inc.+ ...               18,083         52,688
     10,000   International Multifoods
               Corp. .......................              199,921        173,750
     85,000   J & J Snack Foods Corp.+ .....            1,326,958      1,099,688


                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

     10,000   Midwest Grain Products Inc. ..          $   160,371    $   110,000
     12,000   Mondavi (Robert) Corp.+ ......              394,813        490,500
      2,000   Northland Cranberries Inc.,
               Cl. A .......................                8,844          2,250
      2,000   Omni Nutraceuticals Inc ......               11,500          3,500
    710,100   PepsiAmericas Inc.+ ..........            2,684,894      2,485,350
     70,000   Ralcorp Holdings Inc.+ .......              993,684        988,750
     62,500   Smucker (J.M.) Co.+ ..........            1,100,120      1,519,531
     32,607   Tootsie Roll Industries Inc. .              556,711      1,279,825
      6,000   Triarc Companies Inc. ........              152,675        147,750
    124,000   Twinlab Corp.+ ...............            1,659,245        542,500
    225,000   Universal Foods Corp. ........            4,602,688      4,584,375
     60,000   Whitman Corp. ................              889,415        693,750
                                                      -----------    -----------
                                                       16,705,231     16,365,020
                                                      -----------    -----------
              HEALTH CARE -- 2.5%
     48,000   Block Drug Co. Inc., Cl. A ...            1,710,401      2,070,000
     62,000   Del Global
               Technologies Corp.+ .........              553,322        612,250
     90,000   Inamed Corp.+ ................            2,341,699      2,531,250
     35,000   Life Technologies Inc. .......            1,536,727      2,380,350
     15,000   Nabi+ ........................              105,625        105,000
     48,000   Penwest Pharmaceuticals Co. ..              327,279        609,000
     75,000   STERIS Corp.+ ................              696,650        900,000
        456   U.S. Physical Therapy Inc.+ ..                2,850          6,968
    150,000   Women First Health
               Care Inc.+ ..................              455,845         75,000
                                                      -----------    -----------
                                                        7,730,398      9,289,818
                                                      -----------    -----------
              HOME FURNISHINGS -- 0.7%
     10,000   Bassett Furniture
                Industries Inc. ..............            205,841        141,875
      4,000   Bed Bath & Beyond Inc.+ ........             11,125         97,563
    184,550   Carlyle Industries Inc.+ .......             76,753         57,672
     17,000   Foamex International Inc. ......            145,935        106,250
     30,000   La-Z-Boy Chair Co. .............            218,125        436,875
     52,000   Mikasa Inc. ....................            717,019        851,500
     70,000   Oneida Ltd. ....................            732,976        971,250
                                                      -----------    -----------
                                                        2,107,774      2,662,985
                                                      -----------    -----------
              HOTELS AND GAMING -- 5.0%
    440,000   Aztar Corp.+ ...................          3,002,154      6,765,000
    120,000   Boca Resorts Inc., Cl. A+ ......          1,585,001      1,312,500
     15,000   Boyd Gaming Corp.+ .............            132,500         74,063
     22,000   Churchill Downs Inc. ...........            463,838        569,250
     46,500   Extended Stay America Inc.+ ....            520,779        616,125
     99,300   Gaylord Entertainment Co. ......          2,974,193      2,370,788
    279,000   Jackpot Enterprises Inc. .......          3,115,907      2,650,500
      5,000   Jurys Hotel Group plc ..........             27,762         38,386
     50,000   Lakes Gaming Inc.+ .............            634,930        431,250
      2,000   Magna Entertainment Corp.,
                Cl. A + ......................             14,438         13,500


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING (CONTINUED)
     90,000   Park Place Entertainment Corp+ .        $   840,196    $ 1,361,250
     25,000   Penn National Gaming Inc.+ .....            248,260        380,469
      3,000   Station Casinos Inc.+ ..........             13,350         42,750
     67,645   Sun International
                Hotels Ltd.+ .................          1,305,405      1,302,166
     80,000   Trump Hotels & Casino
                Resorts Inc.+ ................            742,739        200,000
     21,000   Youbet.com Inc.+ ...............             79,500         40,688
                                                      -----------    -----------
                                                       15,700,952     18,168,685
                                                      -----------    -----------
              METALS AND MINING -- 0.3%
    250,000   Echo Bay Mines Ltd.+ ...........            935,414        187,500
    190,000   Royal Oak Mines Inc.+ ..........            322,487          1,235
     28,000   Stillwater Mining Co.+ .........            379,317        757,960
    120,000   TVX Gold Inc.+ .................            947,491        195,000
                                                      -----------    -----------
                                                        2,584,709      1,141,695
                                                      -----------    -----------
              PAPER AND FOREST PRODUCTS -- 1.2%
    135,000   Greif Bros. Corp., Cl. A                  2,673,603      4,488,750
                                                      -----------    -----------
              PUBLISHING -- 3.7%
    242,556   Independent News &
                Media plc, Dublin ............            380,260        888,256
     23,600   Journal Register Co.+ ..........            381,321        392,350
     12,000   Lee Enterprises Inc. ...........            285,262        346,500
     40,000   McClatchy Newspapers Inc.,
                Cl. A ........................            943,061      1,407,500
     60,000   Media General Inc., Cl. A ......          1,345,293      2,580,000
     23,000   Meredith Corp. .................            329,933        678,500
    125,000   Penton Media Inc. ..............          1,609,549      3,437,500
     45,000   Pulitzer Inc. ..................            737,211      1,932,750
    200,000   Thomas Nelson Inc. .............          2,260,295      1,637,500
     12,000   Wiley (John) & Sons Inc., Cl. B              46,500        277,500
                                                      -----------    -----------
                                                        8,318,685     13,578,356
                                                      -----------    -----------
              REAL ESTATE -- 1.7%
    160,000   Catellus Development Corp.+ ....          1,884,085      2,800,000
    118,000   Griffin Land & Nurseries Inc.+ .          1,471,129      1,489,750
      9,500   Gyrodyne Company of
                America Inc.+ ................            161,174        134,188
     10,000   Malan Realty Investors Inc. ....            130,050        128,750
    550,000   Meditrust Companies ............          1,294,123      1,615,625
                                                      -----------    -----------
                                                        4,940,561      6,168,313
                                                      -----------    -----------
              RETAIL -- 3.1%
     60,000   Aaron Rents Inc. ...............            461,298        772,500
     60,000   Aaron Rents Inc., Cl. A ........            433,147        907,500
    105,000   Burlington Coat Factory
                Warehouse Corp. ..............          1,120,021      1,502,813




                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

     12,000   Coldwater Creek Inc.+ ..........        $   212,311    $   324,000
    100,000   Gerald Stevens Inc.+ ...........             77,500         65,625
    130,000   Ingles Markets Inc., Cl. A .....          1,631,531      1,430,000
    210,000   Lillian Vernon Corp. ...........          3,383,836      2,047,500
     85,000   Neiman Marcus Group Inc.+ ......          1,138,515      2,757,188
     40,000   Neiman Marcus Group Inc.,
                Cl. B+ .......................          1,236,151      1,145,000
     80,000   Sports Authority Inc.+ .........            470,469        170,000
     10,000   Weis Markets Inc. ..............            356,888        396,875
                                                      -----------    -----------
                                                       10,521,667     11,519,001
                                                      -----------    -----------
              SATELLITE -- 0.3%
     60,000   Liberty Satellite &
               Technology Inc., Cl. A+                    279,251        637,500
      8,000   Pegasus Communications
               Corp.+                                      70,830        386,500
                                                      -----------    -----------
                                                          350,081      1,024,000
                                                      -----------    -----------
              SPECIALTY CHEMICALS -- 3.1%
     80,000   Airgas Inc. ....................            720,738        545,000
      5,000   Arch Chemicals, Inc. ...........             95,688         91,250
     71,500   Bush Boake Allen Inc.+ .........          1,814,117      3,418,594
    118,000   Ferro Corp. ....................          2,280,649      2,249,375
     60,000   Fuller (H.B.) Co. ..............          1,912,526      1,725,000
    110,000   General Chemical Group Inc. ....            324,232        103,125
     20,000   MacDermid Inc. .................            442,033        420,000
    125,000   Material Sciences Corp.+ .......          1,204,452      1,421,875
    102,200   Omnova Solutions Inc. ..........            692,438        568,488
     35,000   Penford Corp. ..................            332,776        542,500
     11,000   Sybron Chemicals Inc.+ .........            180,613        381,563
                                                      -----------    -----------
                                                       10,000,262     11,466,770
                                                      -----------    -----------
              TELECOMMUNICATIONS -- 1.4%
     20,000   ARC International Corp. ........             49,513          2,500
      9,200   Atlantic Tele-Network Inc. .....             92,644        101,200
     60,000   Citizens Communications Co. ....            572,155        806,250
     54,300   Commonwealth Telephone
                Enterprises Inc.+ ............          1,172,845      2,002,313
     22,000   Commonwealth Telephone
                Enterprises Inc., Cl. B+ .....            226,769        885,500
     70,000   CoreComm Ltd.+ .................            528,413        555,625
      6,000   RCN Corp.+ .....................             26,817        124,500
     25,000   Rogers Communications Inc.,
                Cl. B, ADR+ ..................            226,378        592,188
     22,000   Viatel Inc.+ ...................            273,945        225,500
                                                      -----------    -----------
                                                        3,169,479      5,295,576
                                                      -----------    -----------
              TRANSPORTATION -- 0.1%
      2,000   Irish Continental Group plc ....             18,258          7,412
     50,000   OMI Corp. ......................            313,120        418,750
                                                      -----------    -----------
                                                          331,378        426,162
                                                      -----------    -----------


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2000
================================================================================
                                                                       MARKET
   SHARES                                                 COST         VALUE
   ------                                                 ----         ------

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 1.1%
      5,000   AirGate PCS Inc.+ ..............        $   183,563   $   224,375
     20,000   Centennial Cellular Corp.,
               Cl. A+ ........................            291,854       440,000
    100,000   Price Communications Corp.+ ....          1,049,317     1,956,250
      1,500   Rural Cellular Corp., Cl. A+ ...             20,310       102,188
     10,000   TeleCorp PCS Inc.+ .............            201,063       190,000
     50,000   Teligent Inc., Cl. A+ ..........            789,129       650,000
     12,000   Tritel Inc., Cl. A+ ............            189,101       171,750
     10,000   Triton PCS Holdings Inc., Cl. A+            260,188       275,000
        500   Western Wireless Corp., Cl. A+ .              5,249        17,813
                                                     ------------  ------------
                                                        2,989,774     4,027,376
                                                     ------------  ------------
              TOTAL COMMON STOCKS ............        273,881,472   330,657,714
                                                     ------------  ------------

              PREFERRED STOCKS -- 0.1%
              DIVERSIFIED INDUSTRIAL -- 0.1%
              WHX Corp.,
     47,000    $3.75 Cv. Pfd., Ser. B ........          1,316,000       308,437
      6,000    6.50% Cv. Pfd., Ser. A ........            188,050        39,375
                                                     ------------  ------------
                                                        1,504,050       347,812
                                                     ------------  ------------
              TOTAL PREFERRED STOCKS .........          1,504,050       347,812
                                                     ------------  ------------

  PRINCIPAL
   AMOUNT
  ---------

              CONVERTIBLE BONDS -- 0.0%
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
$       500   MSC.Software Corp.,
               Sub. Deb. Cv.
               7.88%, 08/18/04 ...............                109           466
                                                     ------------  ------------

              U.S. GOVERNMENT -- 8.8%
 32,369,000   U.S. Treasury Bills,
               6.12% to 6.26%++,
               due 10/05/00 to 12/28/00 ......         32,140,204    32,138,759
                                                     ------------  ------------


                                                                      MARKET
                                                         COST         VALUE
                                                         ----         ------

              TOTAL
               INVESTMENTS -- 99.1%                  $307,525,835  $363,144,751
                                                     ============  ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 0.9% ........................     3,314,211
                                                                   ------------
              NET ASSETS -- 100%
               (15,507,521 shares outstanding) ..................  $366,458,962
                                                                   ============

     COMMON                                                           MARKET
     STOCKS                             SHARES          PROCEEDS      VALUE
     ------                             ------         ----------    --------
  SECURITIES SOLD SHORT
  Invitrogen                              20           $(122,746)    $(142,250)
                                                       =========     =========
--------------------
              For Federal tax purposes:
              Aggregate cost                                       $308,900,660
                                                                   ============
              Gross unrealized appreciation                         $88,977,439
              Gross unrealized depreciation                         (34,733,348)
                                                                   ------------
              Net unrealized appreciation                           $54,244,091
                                                                   ============
--------------------
(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares. + Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                        THE GABELLI SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
================================================================================

ASSETS:
   Investments, at value
     (Cost $307,525,835) ..................................        $363,144,751
   Cash ...................................................                 954
   Dividends and interest receivable ......................             401,930
   Receivable for investments sold ........................           5,271,033
   Receivable for capital shares sold .....................           1,389,770
                                                                   ------------
   TOTAL ASSETS ...........................................         370,208,438
                                                                   ------------
LIABILITIES:
   Payable for investments purchased ......................           2,755,973
   Payable for capital shares redeemed ....................             258,296
   Payable for securities sold short,
     at value (proceeds $122,746) .........................             142,250
   Payable for investment advisory fees ...................             304,655
   Payable for distribution fees ..........................              76,164
   Payable to custodian ...................................              14,151
   Other accrued expenses .................................             197,987
                                                                   ------------
   TOTAL LIABILITIES ......................................           3,749,476
                                                                   ------------
   NET ASSETS applicable to 15,526,927
     shares outstanding ...................................        $366,458,962
                                                                   ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ............................        $     15,527
   Additional paid-in capital .............................         240,380,599
   Accumulated net investment income ......................             436,919
   Accumulated net realized gain
     on investments and foreign currency
     transactions .........................................          70,027,144
   Net unrealized appreciation on investments
     and foreign currency transactions ....................          55,598,773
                                                                   ------------
   TOTAL NET ASSETS .......................................        $366,458,962
                                                                   ============

   NET ASSET  VALUE, offering and redemption
    price per share ($366,458,962 [DIVIDE]
    15,526,927 shares outstanding; unlimited
    number of shares authorized of $0.001 par value) ......              $23.60
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $6,561)                      $  4,788,842
   Interest .................................                         1,110,531
                                                                   ------------
   TOTAL INVESTMENT INCOME ..................                         5,899,373
                                                                   ------------
EXPENSES:
   Investment advisory fees .................                         3,359,667
   Distribution fees ........................                           839,913
   Shareholder services fees ................                           447,035
   Shareholder communications expenses ......                           141,622
   Custodian fees ...........................                            77,552
   Directors' fees ..........................                            53,291
   Legal and audit fees .....................                            45,238
   Registration fees ........................                            27,450
   Interest expense .........................                               128
   Miscellaneous expenses ...................                            21,696
                                                                   ------------
   TOTAL EXPENSES ...........................                         5,013,592
                                                                   ------------
   NET INVESTMENT INCOME ....................                           885,781
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments,
     future contracts and foreign currency
     transactions ...........................                        73,307,441
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ...........................                       (11,060,161)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ...........................                        62,247,280
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ........................                      $ 63,133,061
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED             YEAR ENDED
                                                                       SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
                                                                       -------------------    -------------------
OPERATIONS:
  Net investment income (loss) ...................................       $       885,781        $  (1,018,942)
  Net realized gain on investments, futures contracts and
    foreign currency transactions ................................            73,307,441           32,777,593
  Net change in unrealized appreciation on investments
    and foreign currency transactions ............................           (11,060,161)          19,961,942
                                                                         ---------------        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............            63,133,061           51,720,593
                                                                         ---------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ...............................           (34,529,473)          (8,006,838)
                                                                         ---------------        -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............................           (34,529,473)          (8,006,838)
                                                                         ---------------        -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from capital
    share transactions ...........................................            32,452,658          (16,130,819)
                                                                         ---------------        -------------
  NET INCREASE IN NET ASSETS .....................................            61,056,246           27,582,936
NET ASSETS:
  Beginning of period ............................................           305,402,716          277,819,780
                                                                         ---------------        -------------
  End of period (Including undistributed net investment income
    of $436,919 and $0, respectively) ............................          $366,458,962         $305,402,716
                                                                         ===============         ============


                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
================================================================================

1. ORGANIZATION. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on October 22, 1991.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At September 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended September 30, 2000, reclassifications were made to decrease accumulated undistributed net investment income for $448,862 with an offsetting adjustment to accumulated net realized gain on investments and foreign currency transactions.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended September 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $839,913, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended September 30, 2000, other than short term securities, aggregated $147,862,309 and $168,111,668, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended September 30, 2000, the Fund paid brokerage commissions of $421,012 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at September 30, 2000.

The average amount of borrowings outstanding daily during the year ended September 30, 2000, was $36,339, with a related weighted average interest rate of 6.31%. The maximum amount borrowed at any time during the year ended September 30, 2000, was $700,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                     YEAR ENDED
                                                          SEPTEMBER 30, 2000             SEPTEMBER 30, 1999
                                                     ---------------------------    ---------------------------
                                                       SHARES          AMOUNT         SHARES           AMOUNT
                                                     ----------     ------------    ----------      ------------
Shares sold ..................................        5,968,164     $132,533,464     7,363,983      $155,723,402
Shares issued upon reinvestment of dividends .        1,593,188       33,008,696       386,789         7,658,321
Shares redeemed ..............................       (6,021,219)    (133,089,502)   (8,536,838)     (179,512,542)
                                                      ---------     ------------     ---------       -----------
     Net increase ............................        1,540,133     $ 32,452,658      (786,066)     $(16,130,819)
                                                      =========     ============     =========      ============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 2000, is set forth below:

                                                                                                            PERCENT
                                             SHARES                                          VALUE AT        OWNED
                             BEGINNING      PURCHASED    ENDING      REALIZED    DIVIDEND    SEPTEMBER     OF SHARES
                              SHARES         (SOLD)      SHARES       (LOSS)      INCOME     30, 2000     OUTSTANDING
                             ---------      ---------    ------      --------   ---------    ---------    -----------
Trans-Lux Corp.               87,000           --        87,000       $    0     $12,180      $402,375        9.02%
                             ---------      ---------    ------      --------   ---------    ---------    -----------

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                                                                              YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------
                                                                2000       1999        1998       1997       1996
                                                              --------   --------    --------    -------    ------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .................    $  21.84    $ 18.81    $  25.42    $  20.02   $  19.34
                                                             --------   --------    --------    --------    -------
   Net investment income (loss) .........................        0.06      (0.07)      (0.03)      (0.07)     (0.09)
   Net realized and unrealized gain (loss)
     on investments .....................................        4.16       3.63       (2.99)       7.70       2.11
                                                              --------   --------    --------    -------    -------
   Total from investment operations .....................        4.22       3.56       (3.02)       7.63       2.02
                                                              --------   --------    --------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments .....................       (2.46)     (0.53)      (3.59)      (2.23)     (1.34)
                                                              --------   --------    --------    -------    -------
   Total distributions ..................................       (2.46)     (0.53)      (3.59)      (2.23)     (1.34)
                                                              --------   --------    --------    -------    -------
   NET ASSET VALUE, END OF PERIOD .......................    $  23.60   $  21.84    $  18.81    $  25.42   $  20.02
                                                              ========   ========    ========    =======    =======
   Total return+ ........................................      21.00%     19.24%    (13.53)%      42.22%     10.97%
                                                              ========   ========    ========    =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .................    $366,459   $305,403    $277,820    $296,519   $223,239
   Ratio of net investment income (loss)
     to average net assets ..............................       0.26%    (0.34)%     (0.14)%     (0.36)%    (0.42)%
   Ratio of operating expenses
     to average net assets (a) ..........................       1.49%      1.56%       1.44%       1.62%      1.58%
   Portfolio turnover rate ..............................         47%        24%         20%         14%        11%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the fiscal years ended September 30, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.49%, 1.53% and 1.52%, respectively.

                 See accompanying notes to financial statements.

THE GABELLI SMALL CAP GROWTH FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Board of Directors of The Gabelli Small Cap Growth Fund

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of The Gabelli Small Cap Growth Fund (the "Fund") (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Small Cap Growth Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /S/ SIGNATURE OF ERNST & YOUNG

New York, New York
November 3, 2000

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended September 30, 2000, the Fund paid to shareholders, on December 20, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $0.141 per share and long term capital gains totaling $2.321 per share. For the fiscal year ended September 30, 2000, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

   The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 8.71%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

        Gabelli Equity Series Funds, Inc.
        THE GABELLI SMALL CAP GROWTH FUND
              One Corporate Center
            Rye, New York 10580-1434
                  1-800-GABELLI
                  [1-800-422-3554]
               FAX: 1-914-921-5118
             HTTP://WWW.GABELLI.COM
            E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
         1-800-GABELLI after 6:00 P.M.)

                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                       OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY


                   DISTRIBUTOR
             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB443Q300SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                   THE
                                   GABELLI
                                   SMALL CAP
                                   GROWTH
                                   FUND


                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2000